                            JUNIOR CLASS B PREFERRED
                               AMENDMENT AGREEMENT

          This Junior Class B Preferred Amendment Agreement (this "Agreement") is entered into as of June 28, 2001 by and among Fannie May Holdings, Inc., a Delaware corporation (the "Company"), and the persons named on the signature pages hereof as Holders (the "Holders").

                                    RECITALS:

          A. On October 29, 1991, the Company adopted and filed with the Secretary of State of the State of Delaware that certain Certificate of Designation relating to the Junior Class B PIK Preferred Stock, no par value (the "Junior Class B Preferred Stock"), pursuant to which the Junior Class B Preferred Stock was created having the rights, qualifications, limitations and restrictions set forth therein (the "Certificate of Designation").

          B. On November 1, 2001, the Company is obligated, in accordance with the terms of the Certificate of Designation, to redeem in full all outstanding shares of the Junior Class B Preferred Stock.

          C. Archibald Candy Corporation, an Illinois corporation and wholly-owned subsidiary of the Company, desires to enter into a credit facility (the "Credit Facility") to replace its current credit facility with Bank One, NA. It is a condition to the closing of the Credit Facility that the Company and each of the Holders enter into this Agreement.

          D. The Company and the Holders desire to amend the Certificate of Designation to extend the mandatory redemption date for the Junior Class B Preferred Stock from November 1, 2001 until March 15, 2006.

          NOW, THEREFORE, in consideration of the premises and the agreements contained herein, the undersigned hereby agree as follows:

     1.   AMENDMENT TO THE CERTIFICATE OF DESIGNATION.

          Each Holder consents to the amendment of Paragraph 1.5(b) of the Certificate of Designation to read as follows:

               "All shares of Junior Class B PIK Preferred Stock not theretofore redeemed shall be redeemed by payment of cash on March 15, 2006 at $25,000 per share plus all accrued and unpaid dividends thereon, whether or not declared, to the date of redemption, subject to the applicable provisions of law."

     2.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

          To induce the Holders to enter into this Agreement, the Company represents and warrants that the Company is duly authorized to execute and deliver this Agreement and is duly authorized to perform its obligations under the Certificate of Designation, as amended hereby.

     3.   CONSENT.

          Each Holder hereby acknowledges and agrees that such Holder consents to, and waives any requirement set forth in the Certificate of Designation for a separate written consent, or a vote at a meeting, of holders of Junior Class B Preferred Stock with respect to the amendment of the Certificate of Designation as set forth herein and as reflected in EXHIBIT A hereto.

     4.   COVENANT OF THE COMPANY.

          Promptly following the date hereof, the Company shall file a copy of the Amendment of the Certificate of Designation in the form set forth in EXHIBIT A hereto with the Secretary of State of the State of Delaware.

     5.   SUCCESSORS.

          This Agreement shall be binding upon the Company and the Holders and their respective heirs, successors and assigns, and shall inure to the benefit of the heirs, successors and assigns of the Company and the Holders.

     6.   COUNTERPARTS.

          This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

     7.   GOVERNING LAW.

          THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.

                            [signature page follows]

          IN WITNESS WHEREOF, the parties hereto have caused this Junior Class B Preferred Amendment Agreement to be executed as of the date first written above.


                                                  FANNIE MAY HOLDINGS, INC.

                                                  By:    /s/ Ted A. Shepherd
                                                         -----------------------
                                                  Name:      Ted A. Shepherd
                                                         -----------------------
                                                  Title:     President
                                                         -----------------------



                                                  HOLDERS:


                                                  LEUCADIA INVESTORS, INC.

                                                  By:    /s/ Joseph A. Orlando
                                                         -----------------------
                                                  Name:      Joseph A. Orlando
                                                         -----------------------
                                                  Title:     Vice President
                                                         -----------------------


                                                  /s/ David W. Zalaznick
                                                  ------------------------------
                                                        David  W. Zalaznick


                                                  /s/ Adam E. Max
                                                  ------------------------------
                                                           Adam E. Max

                                                  /s/ Jonathan F. Boucher
                                                  ------------------------------
                                                       Jonathan F. Boucher


                                                  /s/ John R. Lowden
                                                  ------------------------------
                                                        John R. Lowden


                                                  POLYTECHNIC PREPARATORY
                                                  COUNTRY DAY SCHOOL

                                                  By:    /s/ Catherine A. Fozzi
                                                         -----------------------
                                                  Name:      Catherine A. Fozzi
                                                         -----------------------
                                                  Title:     Director of Finance
                                                         -----------------------